SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials

[X]   Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

     DIANON Systems, Inc.
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   (Name of Registrant as Specified In Its Charter)

    Laboratory Corporation of America Holdings
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)  Title of each class of securities to which transaction applies:
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2)  Aggregate number of securities to which transaction applies:
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3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1/
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4)  Proposed maximum aggregate value of transaction:
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1/  Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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4)  Date Filed:
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Notes:
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This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2001 and subsequent filings.

DIANON Systems, Inc. will file a proxy statement and DIANON and Laboratory Corporation of America-Registered Trademark- Holdings (LabCorp-Registered Trademark-) will file other relevant documents with the SEC concerning the proposed merger of a wholly-owned subsidiary of LabCorp with and into DIANON. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by LabCorp free of charge by requesting them in writing from LabCorp at 430 South Spring Street, 1st Floor, Burlington,
North Carolina 27215, Attention:  Investor Relations, or by telephone at
(336) 229-1127. You may obtain documents filed with the SEC by DIANON free of charge by requesting them in writing from DIANON, 200 Watson Boulevard, Statford, Connecticut 06615, Attention: Secretary, or by telephone at
(203) 381-4055.


LabCorp and DIANON, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DIANON in connection with the merger. Information about the directors and executive officers of LabCorp and their ownership of LabCorp shares is set forth in the proxy statement for LabCorp's 2001 annual meeting of shareholders filed with the SEC on April 15, 2002. Information about the directors and executive officers of DIANON and their ownership of DIANON stock is set forth in the proxy statement for DIANON's 2002 annual meeting of stockholders filed with the SEC on July 1, 2002. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement when it becomes available.


KEY TRANSACTION FACTS:
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Purchase Price      -  $47.50 per share - 100% cash

Equity Value        -  Approximately $598 million

Enterprise Value    -  Approximately $544 million

EPS Accretive       -  2003 = $0.05

EBITDA Multiple     -  11.5x 2003 EBITDA without synergies
  (2003)            -  6.6x with peak synergies ($35 million
                       in 2005)

Conditions          -  Regulatory approval
                    -  DIANON shareholder approval

Closing             - Q1 2003


DIANON TRANSACTION SPECIFICS
------------------------------
Financing structure and assumptions:

 - Bridge loan - $350 million

 - Borrowings under existing revolver -
   approximately $210 million

 - Available Cash - $38 million

PROFILE OF DIANON:
--------------------

 - A leading provider of anatomic pathology and oncology testing services in the U.S., with a focus on the outpatient market

1) Serves approximately 14,500 of the 50,000 oncology, urology, dermatology, gynecology and gastroenterology specialists in the U.S.
2) Directly employs 48 pathologists
3) Processes 8,000 tissue samples daily
4) Serves more than 650 managed care organizations, including
Aetna, UnitedHealthcare and Oxford

 - Offers clinical chemistry and gene-based testing services in support of cancer services

- Innovative, proprietary health information reporting system
   (CarePath-Trademark-)


MAP OF DIANON LAB LOCATIONS
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Main Testing Facility - Stratford, CT

Regional Labs - New City, NY, Woodbury, NY, Tampa, FL, Plano, TX,
   Oklahoma City, OK

Specimen Processing Center - Wilmington, OH


STRATEGIC RATIONALE
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 - LabCorp has identified cancer testing as its most important growth opportunity over the next 3-5 years

 - Diagnostic testing for cancer is expected to increase substantially - DIANON complements LabCorp's capabilities in anatomic and gene-based testing

 - DIANON's broad testing menu (anatomic and esoteric) is supported by its strong scientific expertise, outstanding sales capabilities and innovative, proprietary reporting format, CarePath-Trademark-

 - LabCorp's genomic and esoteric testing can be offered through DIANON, expanding access to these tests

 - LabCorp's strategic cancer partnerships will be enhanced by DIANON's sales and marketing efforts to DIANON's more than 14,500 physician customers

1) Myriad Genetics (predisposition assays for breast, ovarian cancer)
2) EXACT Sciences (colorectal cancer)
3) Celera Diagnostics (prostate cancer)
4) Correlogic (ovarian cancer)


OPERATIONAL RATIONALE
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 - DIANON has strong brand recognition

1) CarePath-Trademark- reporting format is highly regarded in the industry
2) CarePath-Trademark- will become LabCorp's primary pathology reporting format

 - DIANON's solid EBITDA margins can be enhanced through supply savings and operational efficiencies

 - Provides additional anatomic pathology and cytology capacity

 - Sophisticated sales organization to offer LabCorp's existing cancer testing menu


FINANCIAL IMPACT OF TRANSACTION
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 - Expected incremental revenue:
   - 2003 - $210 million

 - Expected incremental EBITDA:
   (including synergies)
   - 2003 - $55 million

 - Expected incremental diluted EPS
   - 2003 - $0.05

Notes:
  Assumes transaction close date of 1/1/03


SYNERGY EXPECTATION:
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Synergy commitment - $35 million

Timing:
   - 2003 - $7.5 million
   - 2004 - $25 million
   - 2005 - $35 million

Sources:
   - Logistics
   - Supply Savings
   - Infrastructure Improvements


SYNERGY PLAN:
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 - Reduce supply costs
 - Reduce logistics expenses
 - Reduce overlapping personnel
 - Eliminate redundant facilities and overhead